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                                                                    Exhibit 23.6

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 25, 2005 relating to the consolidated financial statements of LLDG Operating Company (formerly known as "Lease Marketing, Ltd."), which appears in DealerTrack Holding Inc.'s Registration Statement on Form S-1.


/s/ PricewaterhouseCoopers LLP

New York, New York
December 12, 2005